UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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The LGL Group, Inc.

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2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

The LGL Group, Inc.
2525 Shader Road

Orlando, Florida 32804

NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2024

October 7, 2024

To the Stockholders of The LGL Group, Inc.:

The 2024 Annual Meeting of Stockholders (the "Annual Meeting") of The LGL Group, Inc., a Delaware corporation ("LGL," "LGL Group," the "Company," "we," "our," or "us"), will be held on Wednesday, November 20, 2024, at 10:00 a.m. ET, at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect seven directors of the Company to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;
3.	To ratify the appointment of PKF O'Connor Davies, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on September 30, 2024 are entitled to receive notice of, and to vote at, the Annual Meeting. You will be able to vote and submit your questions during the Annual Meeting. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com.

Your vote is extremely important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting in person, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,

/s/ Marc J. Gabelli
Marc J. Gabelli
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on November 20, 2024. The Notice of the 2024 Annual Meeting of Stockholders and Proxy Statement, as well as LGL Group's 2023 Annual Report, are available at www.lglgroup.com/proxy. You may obtain instructions on how to attend the annual meeting by calling (407) 587-2274. References in either document to our website are for the convenience of readers, and information available at or through the website is not a part of, nor is it incorporated by reference in, the Proxy Statement or Annual Report.

Cautionary Note Concerning Forward Looking Statements

This document contains information that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about the Company's beliefs, plans, objectives, goals, expectations, estimates, projections and intentions. These statements are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "goal" and similar expressions are intended to identify forward-looking statements. All forward-looking statements, by their nature, are subject to risks and uncertainties. Therefore, such statements are not intended to be a guarantee of the Company's performance in future periods. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. For information concerning these factors and related matters, see "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission ("SEC") on April 1, 2024, and those described from time to time in our future reports filed with the SEC. However, other factors besides those referenced could adversely affect the Company's results, and you should not consider any such list of factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements made by the Company herein speak as of the date of this Proxy Statement. The Company does not undertake to update any forward-looking statement, except as required by law. As a result, you should not place undue reliance on these forward-looking statements.

Proxy Summary

This summary highlights certain information contained elsewhere in this Proxy Statement. You should read the entire Proxy Statement carefully before voting.

About The LGL Group, Inc.

The LGL Group, Inc. is a holding company engaged in services, merchant investment, and manufacturing business activities. LGL Group was incorporated in 1928 under the laws of the State of Indiana and reincorporated under the laws of the State of Delaware in 2007. The Company’s manufacturing business is operated through its subsidiary Precise Time and Frequency, LLC ("PTF"), which has operations in Wakefield, Massachusetts. PTF is engaged in the design of high-performance Frequency and Time Reference Standards that form the basis for timing and synchronization in various applications. The Company's merchant investment business is operated through various subsidiaries and is comprised of various investment vehicles in which we have a shareholder, partner, or general partner interest, and through which LGL Group invests its capital.

Unless the context otherwise requires, in this Proxy Statement, we use the terms "LGL," "LGL Group", "the Company," "we," "our," and "us" to refer to The LGL Group, Inc. and its subsidiaries.

Spin-Off of M-tron Industries, Inc.

On October 7, 2022, the tax-free spin-off of the M-tron Industries, Inc. ("MtronPTI") business into an independent, publicly traded company was completed (the "Separation" or "Spin-Off") and MtronPTI became an independent, publicly traded company trading on the NYSE American under the stock symbol "MPTI."

The Separation was achieved through LGL’s distribution (the "Distribution") of 100% of the shares of MtronPTI's common stock to holders of LGL's common stock as of the close of business on the record date of September 30, 2022. LGL's stockholders of record received one-half share of MtronPTI's common stock for every share of LGL's common stock. LGL retained no ownership interest in the MtronPTI business following the Separation. No gain or loss was recorded in connection with the Separation.

Solicitation

This Proxy Statement is furnished by the Board of Directors (the "Board") of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2024 Annual Meeting of Stockholders to be held on Wednesday, November 20, 2024, at 10:00 a.m. ET, at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, and any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, proxy card or a voting instruction card, and LGL Group's 2023 Annual Report will be made available to stockholders on or about October 7, 2024. The 2023 Annual Report is also available at www.lglgroup.com/proxy. However, the 2023 Annual Report is not to be regarded as part of the proxy soliciting material. The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the Annual Meeting.

Annual Meeting of Stockholders

Date	Time	Location	Record Date
Wednesday, November 20, 2024	10:00 a.m. Eastern Time	Bruce Museum One Museum Drive Greenwich, CT 06830	September 30, 2024

Stockholder Voting Matters

Proposal	Matter	Board Recommendation	Page Reference
Proposal 1	Election of Directors	FOR each Director Nominee	5

Proposal 2	Advisory Vote to Approve Executive Compensation	FOR approval	15

Proposal 3	Ratification of PKF O'Connor Davies, LLP as our Independent Registered Public Accounting Firm	FOR approval	24

General Information	Named Executive Officers ^
Stock Symbol: LGL	MARC J. GABELLI Co-Chief Executive Officer and Chairman
Exchange: NYSE American LLC ("NYSE American")
Shares Outstanding (as of the record date): 5,373,055	TIMOTHY FOUFAS Co-Chief Executive Officer
Transfer Agent: Computershare Trust Company, N.A.
Corporate Website: LGLGroup.com	PATRICK HUVANE Executive Vice President - Business Development

JAMES W. TIVY * Chief Accounting Officer
LINDA BILES Vice President and Controller

^	As of December 31, 2023
*	Mr. Tivy resigned as Chief Accounting Officer on April 16, 2024

CORPORATE GOVERNANCE

Proposal 1	Election of Directors

Our By-Laws provide that the Board is to consist of no fewer than five and no more than 13 members. Our Board currently consists of 7 directors, who are elected annually by our stockholders to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. All nominees were elected at the 2023 Annual Meeting.

Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted "FOR" the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The Nominating Committee has determined that each director meets the qualification standards described below under "The LGL Group, Inc. Board of Directors - Director Nominations." Additionally, the Board believes that the experience, attributes, and skills of any single director should not be viewed in isolation, but rather in the context of the experience, attributes, and skills that all Director Nominees bring to the Board as a whole, each of which contributes to an effective Board.

At our Annual Meeting, our stockholders will be asked to elect 7 nominees to our Board (collectively, the "Director Nominees").

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR the election of the Director Nominees described below under "The LGL Group, Inc. Board of Directors - Director Nominees".

The LGL Group, Inc. Board of Directors

Board Overview

Our Board is currently comprised of 7 individuals selected based on numerous criteria such as high professional ethics and values, relevant management and/or manufacturing experience, and a commitment to enhancing stockholder value.

Age	Tenure	Gender	Race/Ethnicity

Board Skills, Experiences, and Qualifications

The Director Nominees bring a variety of skills, qualifications, and experiences, and collectively possess skill sets that are directly relevant to the Company's business and strategic objectives. The Board believes that the Director Nominees' varying tenures, breadth of experience and mix of attributes promote a well-functioning, highly qualified Board to provide appropriate guidance and effective oversight.

The Director Nominees have significant skills and experience in the following areas:

Director Nominees

Biographical summaries and ages of our Director Nominees, and the experiences and skills that led to the conclusion that such persons should serve as directors, are set forth below. Information with respect to the shares of common stock beneficially owned by each of our Director Nominees is set forth in the section titled "Ownership of Certain Beneficial Owners and Management" on page 29. All such information has been furnished to us by our Director Nominees.

KAAN ASLANSAN, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
51	2022	Audit	None	Financial Expertise
		Compensation		Mergers and Acquisitions
		Nominating
		Investment

Career Highlights

Mr. Aslansan currently serves as Senior Advisor - Corporate Transformation Services at Alvarez and Marsal Holdings, LLC (2021 to present), a restructuring, advisory, and consulting services firm, and Co-President at SOL Investment Group (2021 to present), a software services investment management services provider. Previously, Mr. Aslansan served as Managing Director - Corporate Transformation Services at Alvarez and Marsal Holdings, LLC (2018 to 2021) and Co-Founder and Managing Director at Optimity Advisors (2009 - 2018), a global consulting services company for the media & entertainment, financial services, insurance, and healthcare industries.

Mr. Aslansan holds a Bachelor of Science in Management Information Systems from Rensselaer Polytechnic Institute.

DARLENE DEREMER, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
68	2023	Audit	VALIC Company I (2022 - Present)	Financial Expertise
		Compensation	ARK ETF Trust (2014 - Present)	CEO Experience
		Nominating	Alpha Healthcare Acquisition Corp. III (2021 - 2023)	Mergers and Acquisitions
		Investment	Confluence Technologies, Inc. (2018 - 2021)	Governance
United Capital Wealth Advisors (2008 - 2019)

Career Highlights

Ms. DeRemer currently serves as Advisory Partner at Grail Partners LLC (2019 to present), an investment banking and merchant bank focused on the financial services industry. Previously, Ms. DeRemer served as Managing Partner at Grail Partners LLC (2005 to 2019). Ms. DeRemer also serves on the Board of Trustees of Syracuse University.

Ms. DeRemer holds a Bachelor of Science in Finance and Marketing and a Master of Business Administration from Syracuse University.

MICHAEL J. FERRANTINO, JR.

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
53	2019	None	M-tron Industries, Inc. (2022 - Present)	Financial Expertise
			The Gabelli ETFs Trust (2021 - Present)	CEO Experience
			The Gabelli Equity Trust, Inc. (2017 - Present)	Manufacturing Industry
			The Gabelli Utility Trust (2017 - Present)	Mergers and Acquisitions
			LGL Systems Acquisition Corp. (2019 - 2021)	Governance
Valpey Fisher Corporation (2009 - 2012)

Career Highlights

Mr. Ferrantino currently serves as Chief Executive Officer of M-tron Industries, Inc. (2022 to present), a company engaged in the design, manufacturing, and marketing of highly engineered, high reliability frequency and spectrum control products. Previously, Mr. Ferrantino served as Co-Chief Executive Officer of The LGL Group, Inc. (2021 to 2023); Chief Executive Officer of InterEx, Inc. (2015 to 2022), a full-service company specializing in the design, fabrication, management and service of custom exhibit spaces for the trade show, retain and museum markets; Vice President of CTS Corporation (2012 - 2014), a leading designer and manufacturer of electronic components and sensors; and held various positions at Valpey Fisher Corporation, including Chief Executive Officer (2002 to 2012), a company specializing in the marketing, design, and manufacture of high-accuracy frequency control subsystems used in digital and optical telecommunications systems.

Mr. Ferrantino holds a Bachelor of Science in Engineering from Renssalaer Polytechnic Institute and a Master of Business Administration from Loyola University.

TIMOTHY FOUFAS

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
56	2007	None	ICTC Group, Inc. (2010 - 2013)	Financial Expertise
				CEO Experience
				Manufacturing Industry
				Mergers and Acquisitions
				Governance

Career Highlights

Mr. Foufas currently serves as Co-Chief Executive Officer of The LGL Group, Inc. (2023 to present); Co-President of PMV Consumer Acquisition Corp., Inc. (2021 to present), a special purpose acquisition company; and Managing Partner of Plato Foufas & Co. LLC (2005 to present), a financial services company. Previously. Mr. Foufas served as Vice President and Chief Operating Officer of LGL Systems Acquisition Corp. (2019 to 2021), a special purpose acquisition company; Chief Executive Officer of LGL Systems Acquisition Corp. (2019); President of Levalon Properties LLC (2007 to 2018), a real estate property management company); Senior Vice President of Bayshore Management Co. (2005 to 2006), a real estate property management company; and Director of Investments of Liam Ventures Inc. (2000 to 2005), a private equity investment firm.

Mr. Foufas holds a Bachelor of Arts in History from Boston College and a Master of Business Administration from the Kellog Graduate School of Management at Northwestern University.

HERVE FRANCOIS, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
56	2023	Audit	Teton Advisors, Inc. (2022 - Present)	Financial Expertise
		Compensation		Governance
		Nominating
		Investment

Career Highlights

Mr. Francois currently serves as Acquisition Manager of The DeRosa Group (2019 to present), a real estate investment firm; Partner of H&H Real Estate Group (2018 to present), a real estate investment firm); and Residential and Commercial Real Estate Investor of Innovative Realty Group, LLC (2017 to present), a real estate investment firm. Previously, Mr. Francois served as Managing Director - Equity Research Analyst and Managing Director - Head of New York Sales of B. Riley Financial (2013 to 2017), a financial services company; Executive Director - Head of Sales of Mizuho Securities USA Inc. (2010 to 2013), an investment bank; and Head of Sales of Merriman Curhan Ford & Co (2003 to 2010), a provider of capital market advisory and research, corporate, and investment banking services. As an analyst, Mr. Francois covered a broad number of technology stocks and received 3rd place in the stock picking category in The Wall Street Journal's "Best Analyst on The Street" for 2002.

Mr. Francois holds a Bachelor of Arts in Economics from Boston College and a Master of Business Administration from Georgetown University.

MARC J. GABELLI, Chairman

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
56	2004	None	M-tron Industries, Inc. (2022 - Present)	Financial Expertise
			Teton Advisors, Inc. (2019 - Present)	CEO Experience
			Associated Capital Group, Inc. (2017 - Present)	Manufacturing Industry
			Gabelli Merger Plus+ Trust Plc (2017 - Present)	Mergers and Acquisitions
			LGL Systems Acquisition Corp. (2019 - 2021)	Governance
GAMCO Investors, Inc. (2014 - 2016)

Career Highlights

Mr. Gabelli currently serves as Interim Chief Executive Officer of Teton Advisors, Inc. (2024 to present and 2021 to 2023), a mutual fund manager; Co-Chief Executive Officer of The LGL Group, Inc. (2022 to present); President and Managing Director, and Board member of GGCP, Inc. and subsidiaries (1999 to present and 1994 to present, respectively), an investment management firm with financial services subsidiaries; and President, Chief Executive Officer, and Portfolio Manager of Gabelli Securities International Ltd. (1994 to present), a manager of hedge fund portfolios. Previously, Mr. Gabelli served as Chief Executive Officer of LGL Systems Acquisition Corp. and President of Associated Capital Group, Inc. (2015 to 2016), an asset management firm.

Mr. Gabelli holds a Bachelor of Arts in Economics from Boston College, a Master of Liberal Arts in Government from Harvard University, and a Master of Business Administration from the Massachusetts Institute of Technology.

MANJIT KALHA, Independent

Age	Director Since	Committees	Other Current and Former Public Company Directorships	Skills, Experiences, and Qualifications
49	2011	Audit (Chair)	None	Financial Expertise
		Compensation (Chair)		CEO Experience
		Nominating (Chair)		Manufacturing Industry
		Investment (Chair)		Mergers and Acquisitions
Governance

Career Highlights

Mr. Kalha currently serves as Executive Officer of Gabelli Merger Plus+ Trust Plc (2023 to present), a mutual fund; Vice President of Teton Advisors, Inc. (2022 to present); Executive Vice President - Finance of PMV Consumer Acquisition Corp, Inc. (2020 to present); Managing Director of Horizon Research Advisors (2012 to present), an investment management and research services firm; and Chief Executive Officer of Horizon AMC (2008 to present), an investment management and consulting services firm. Previously, Mr. Kalha served as Chief Executive Officer and Director of Jeet Associates Private Limited (2006 to 2024), a New Delhi, India-based consulting firm providing business strategy, finance, and taxation advisory services; and Chartered Accountant of Arthur Andersen India Private Limited (1996 to 1999), a professional services firm.

Mr. Kalha holds a Bachelor of Arts with honors in Economics from the University of Delhi (India) and a Master of Business Administration from the Massachusetts Institute of Technology. Mr. Kalha is also a Chartered Accountant.

Individual Board Skills Matrix

The matrix below represents some of the key experiences, attributes, and skills that the Board has identified as particularly valuable to the oversight of the Company and illustrates how the Director Nominees individually and collectively represent them. The matrix below is a high level summary which highlights certain of the Director Nominees' skills, qualifications, and experiences and is not intended to be an exhaustive list of each Director Nominee's contributions to the Board.

Experience, Expertise or Attributes	Aslansan	DeRemer	Ferrantino	Foufas	Francois	Gabelli	Kalha
Financial Expertise Financial expertise assists our Board in overseeing our financial statements, capital structure, and internal controls.	✔	✔	✔	✔	✔	✔	✔

CEO Experience

CEO experience brings leadership qualifications and skills that help our Board to advise, support, and oversee our management team, including executing our strategy to deliver long-term value.

		✔	✔	✔		✔	✔
Manufacturing Industry Manufacturing industry experience brings a deep understanding of the factors affecting the industry, operations, and strategic goals.			✔	✔		✔	✔
Mergers and Acquisitions Mergers and acquisitions experience assists our Board in identifying the correct target companies to grow our businesses.	✔	✔	✔	✔		✔	✔
Governance Public company board experience provides insight into new and best practices which informs our corporate governance.		✔	✔	✔	✔	✔	✔

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the Securities and Exchange Commission ("SEC"). In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act of 1934 ("Exchange Act"), and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see "Stockholder Proposals" herein.

Director Independence

Pursuant to NYSE American rules, in order for a director to qualify as "independent," the Board of Directors must affirmatively determine that the director has no material relationship with the Company that would impair the director's independence. Additionally, NYSE rules require that a majority of the members of a listed company’s board of directors must qualify as "independent."

The Board has determined that Messrs. Aslansan, Francois, and Kalha and Ms. DeRemer are independent within the meaning of NYSE American rules.

Messrs. Ferrantino, Foufas, and Gabelli are not independent pursuant to NYSE American rules because they were an executive officer of the Company during fiscal year 2023.

Board Structure and Responsibilities

The Board is currently comprised of four independent directors and three directors who are not independent under the NYSE American listing rules. During 2023, there were eleven meetings of the Board and all of our directors attended at least 75 percent of the total number of meetings of the Board and committees on which he or she served. Although there is no formal policy, all directors are encouraged to attend each annual meeting of stockholders. All directors then standing for election attended the 2023 Annual Meeting.

Board Leadership Structure

LGL Group's governing documents provide the Board with flexibility to select the appropriate leadership structure of the Company. The Board does not have a policy about whether the roles of Chairman of the Board and CEO should be separate or combined. Until October 7, 2022, the Chairman of the Board and CEO were separate. Mr. Gabelli currently serves as Chairman and Co-CEO and Mr. Foufas currently serves as Co-CEO.

Board Committees

The Board currently has 3 standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. The Board also has an Investment Committee. Each standing committee has a written charter and all such charters, as well as the Company's By-Laws, are available on the Company's website, www.lglgroup.com/corporate-governance. Each charter is reviewed annually by the respective committee. Under those charters, each committee has the authority to retain independent advisors to assist in the performance of their respective responsibilities.

The tables below reflect the current membership and the number of meetings held in 2023 for each committee. Messrs. Ferrantino and Gabelli did not serve on any committee during 2023. Mr. Foufas served on the Audit, Compensation, and Nominating Committees prior to his appointment has Co-Chief Executive Officer on August 11, 2023.

Audit Committee

Members	Roles and Responsibilities
Manjit Kalha, Chair	The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations with respect to:
Kaan Aslansan	•	Matters involving the Company's accounting, auditing, financial reporting, and internal controls;
Darlene DeRemer	•	Overseeing the Company's financial policies and activities;
Herve Francois	•	Matters involving information security (including risks related to cybersecurity) and data protection;
	•	Oversight of the qualifications, independence and performance of LGL Group's independent registered public accounting firm, including responsibility for the appointment, compensation, retention and oversight of the firm's work; and
	•	Oversight of the performance of LGL Group's internal audit function.

Meetings in 2023
10

The Board has determined that (i) each member of the Audit Committee meets all independence and financial literacy requirements applicable to audit committees under the NYSE American listing standards and applicable regulations adopted by the SEC and (ii) Messrs. Aslansan, Francois, and Kalha and Ms. DeRemer are "audit committee financial experts" as that term is defined in the SEC's rules.

Compensation Committee

Members	Roles and Responsibilities
Manjit Kalha, Chair Kaan Aslansan Darlene DeRemer Herve Francois	The Compensation Committee discharges the Board's responsibilities regarding executive and director compensation, and its duties include the following:
	•	Evaluating the performance of the Co-CEOs;
	•	Reviewing and approving the compensation of each executive officer;
	•	Granting equity incentive awards under the 2021 Incentive Plan;
	•	Assisting the Board in establishing and implementation of an executive compensation policy that supports the Company's overall strategy and objectives that attracts and retains talent; and
	•	Making recommendations to the Board regarding the compensation of directors.

Meetings in 2023
3

The Board has determined that each member of the Compensation Committee meets all independence requirements applicable to compensation committees under the NYSE American listing standards.

Nominating Committee

Members	Roles and Responsibilities
Manjit Kalha, Chair Kaan Aslansan Darlene DeRemer Herve Francois	The Nominating Committee sets the tone for corporate governance, and its duties include the following:
	•	Establishing criteria and qualifications for Board membership, including standards for assessing independence;
	•	Continuing to identify individuals qualified to become Board members and make recommendations to the Board regarding proposed changes; and
	•	Overseeing the orientation of new directors and continuing education of directors.

Meetings in 2023
2

The Board has determined that each member of the Nominating Committee meets all independence requirements applicable to nominating committees under the NYSE American listing standards.

Investment Committee

Members	Roles and Responsibilities
Manjit Kalha, Chair	The Investment Committee's duties include reviewing the Company's investment portfolio's exposure to investments in or managed by related parties.
Kaan Aslansan
Darlene DeRemer
Herve Francois

Meetings in 2023
2

The Board's Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Stockholder Communications

Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to info@lglgroup.com or by sending a letter to the address below:

The LGL Group, Inc.

2525 Shader Road

Orlando, Florida 32804

Attention: Investor Relations

All such correspondence will be submitted to any specific director to whom the correspondence is directed.

Director Compensation

Non-Employee Director Compensation

2023 Compensation Structure

The following table describes the compensation structure for our Board for the year ending December 31, 2023:

($)
Base Annual Retainer
Cash Retainer (1)	10,000

Per Meeting Cash Compensation
Board Meeting (in person)	2,000
Board Meeting (telephonic)	750
Committee Meetings	750

Annual Committee Chair Cash Retainers (1)
Audit Committee	2,000
Compensation Committee	1,000
Nominating Committee	1,000
(1)	Payable in four equal installments each quarter in arrears of service for the preceding quarter

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
Kaan Aslansan	24,750	15,002	39,752
Darlene DeRemer (2)	11,000	15,002	26,002
Herve Francois (2)	11,000	15,002	26,002
Manjit Kalha	34,875	15,002	49,877
(1)

These shares were granted under the 2021 Incentive Plan and reflect the grant date fair value of restricted stock awards granted in 2023 determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, Compensation - Stock Compensation ("ASC 718"), based on the closing price of LGL Group common stock on the date of the grant.

(2)

Ms. DeRemer and Mr. Francois were elected to the Board of Directors on August 11, 2023. Therefore, includes a prorated cash Board retainer for their service as a director subsequent to their appointment to the Board.

2024 Compensation Structure

In December 2023, the Compensation Committee recommended to the Board of Directors a revised compensation structure for LGL Group's non-employee directors for the year ending December 31, 2024.

The following table describes the revised compensation structure for LGL Group's directors:

($)
Base Annual Retainer
Cash Retainer (1)	10,000
Restricted Stock Awards (2)	15,000

Per Meeting Cash Compensation
Board Meeting (in person)	2,000
Board Meeting (telephonic)	750
Committee Meetings	750

Annual Chairman Cash Retainer (1)	2,500

Annual Committee Chair Cash Retainers (1)
Audit Committee	2,000
Compensation Committee	1,000
Nominating Committee	1,000
(1)	Payable in four equal installments each quarter in arrears of service for the preceding quarter
(2)	Granted on December 8, 2023 with a three-year vesting period

Hedging or Pledging of Stock

Although we have not adopted any practices or policies prohibiting hedging or pledging, we discourage our directors, executive officers, and employees from entering into hedging or pledging arrangements with respect to the Company’s securities.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and/or other dispositions of the Company's common stock or warrants by directors, officers, and employees.

Corporate Governance Information

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers.

LGL Group's By-Laws, Certificate of Incorporation, Corporate Governance Guidelines, the charters for each standing Board committee, and the Business Conduct Policy (and any amendments to and waivers from the code of ethics and Business Conduct Policy) are available on LGL Group's website at www.lglgroup.com/corporate-governance.

EXECUTIVE COMPENSATION

Proposal 2	Advisory Vote to Approve Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act, we are submitting to stockholders our annual "say-on-pay proposal", an advisory vote to approve the compensation of our Named Executive Officers as described in this Proxy Statement.

At our 2023 Annual Meeting, approximately 99% of the votes cast on the say-on-pay proposal were voted in favor of the proposal, indicating stockholder support for the compensation of our Named Executive Officers. However, we are submitting this proposal to continue to give stockholders the opportunity to express their views on the compensation of our Named Executive Officers.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. At our December 29, 2020 stockholder meeting, stockholders approved a frequency of one year for the advisory vote on executive compensation. A vote to determine the frequency of votes on executive compensation must take place at least once every six years, so our next vote on frequency will be at our 2026 Annual Meeting.

Board Recommendation	✔

The Board of Directors unanimously recommends that our stockholders vote FOR approval of the following resolution:

"RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure."

Executive Officers

The following individuals constitute our executive officers:

Name	Position
Marc J. Gabelli	Co-Chief Executive Officer and Chairperson
Timothy Foufas	Co-Chief Executive Officer and Director
James W. Tivy (1)	Chief Accounting Officer
Linda Biles	Vice President and Controller
Patrick Huvane	Executive Vice President - Business Development
Christopher Nossokoff (2)	Vice President - Finance

(1)	Mr. Tivy resigned as Chief Accounting Officer on April 16, 2024
(2)	Mr. Nossokoff was appointed principal financial officer on April 16, 2024

Biographical summaries, including age, education, and experience, of our executive officers (as of the proxy filing date) are set forth below.

MARC J. GABELLI, Co-Chief Executive Officer

Age	Career Highlights
55	Additional biographical information regarding Mr. Gabelli is provided above, under "Director Nominees"

TIMOTHY FOUFAS, Co-Chief Executive Officer

Age	Career Highlights
55	Additional biographical information regarding Mr. Foufas is provided above, under "Director Nominees"

LINDA BILES, Controller

Age	Career Highlights
62

Ms. Biles currently serves as Executive Vice President - Finance of M-tron Industries, Inc. (2024 to present) and Vice President & Controller of The LGL Group, Inc. (2020 to present). Previously, Ms. Biles served as Vice President & Controller of M-tron Industries, Inc. (2007 to 2024).

Ms. Biles holds a Bachelor of Science in Accounting from Canisius College.

PATRICK HUVANE, Executive Vice President - Business Development

Age	Career Highlights
56

Mr. Huvane currently serves as Vice President - Product Development of Associated Capital Group, Inc. (2023 to present); Executive Vice President - Business Development of The LGL Group, Inc. (2022 to present); and Chief Financial Officer of Teton Advisors, Inc. (2019 to present). Previously, Mr. Huvane served as Co-Chief Financial Officer of Associated Capital Group, Inc. (2022 to 2023); Senior Vice President - Business Development of The LGL Group, Inc (2019 to 2022); Vice President - Finance and Accounting of LGL Systems Acquisition Corp. (2019 to 2021); Chief Accounting Officer of Care Investment Trust LLC (2016 to 2018); and Chief Accounting Officer of Tiptree Inc. (2017 to 2016).

Mr. Huvane holds a Bachelor of Science in Accounting from Manhattan College and a Master of Business Administration from New York University.

CHRISTOPHER NOSSOKOFF, Vice President - Finance

Age	Career Highlights
34

Mr. Nossokoff currently serves as Vice President - Finance of The LGL Group, Inc. (2023 to present) and Vice President - Finance of M-tron Industries, Inc. (2023 to present). Previously, Mr. Nossokoff served as Manager - Financial Due Diligence at PricewaterhouseCoopers LLP (2022 to 2023) and held various positions in the Assurance practice, including Manager and Senior Manager, at PricewaterhouseCoopers LLP (2016 to 2022).

Mr. Nossokoff holds a Bachelor of Science in Accounting from Clemson University and a Master of Science in Accounting from the Kelley School of Business at Indiana University.

Compensation Discussion and Analysis

Overview

The Compensation Committee is responsible for the design and administration of the Company’s compensation policy and plans. The plans are designed to successfully implement the Company’s business strategy and create stockholder value. As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives. This aligns our executives' compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the Named Executive Officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation. Our Chief Executive Officer reviews the performance of our Chief Financial Officer with the Compensation Committee and makes a recommendation to the Compensation Committee regarding the Chief Financial Officer’s compensation. During these reviews, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value; (ii) the achievement of agreed upon short and long-term objectives; and (iii) predetermined individual goals.

Compensation Benchmarking

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the Named Executive Officers, though it may choose to do so in the future. The Compensation Committee benchmarks the compensation of the Named Executive Officers against the median compensation paid by comparable companies determined at the time. To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the Named Executive Officers as well as the mix of elements used to compensate the Named Executive Officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies. While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the Named Executive Officers due to the Company’s potentially unique circumstances and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Elements of Compensation

Base Salary

Base salary levels for the Company’s Named Executive Officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity. In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company provides annual and long-term incentive compensation to its executives and managers under the Company’s 2021 Incentive Plan, approved by stockholders on December 28, 2021. The 2021 Incentive Plan is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders. Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity. Long-term Company performance goals include increasing the Company’s total market value. The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy. Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

The LGL Group, Inc. 401(k) Savings Plan

The LGL Group, Inc. 401(k) Savings Plan (the "401(k) Plan"), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits. Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year. A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times. The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The Named Executive Officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service and reached the age of 18.

Other Benefits

The Company makes available to the Named Executive Officers the same medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Clawback Policy

During 2023, the Compensation Committee approved a new Recovery of Erroneously Awarded Compensation Policy in connection with the SEC's adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding NYSE American listing standards. The clawback policy generally requires recoupment of erroneously awarded incentive-based compensation (including any compensation granted, earned, or vested wholly or in part) received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including our non-principal executive officer Named Executive Officers, during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement due to the Company's material noncompliance with any financial reporting requirement under U.S securities laws.

A full copy of the Recovery of Erroneously Awarded Compensation Policy is included in our Annual Report on Form 10-K for the year ended December 31, 2023. No clawback-related actions pursuant to the Recovery of Erroneously Awarded Compensation Policy were required in 2023.

Employment Agreements

None.

Executive Compensation Tables

Timothy Foufas has been our principal executive officer ("PEO") since August 2023. Prior to August 2023, Michael J. Ferrantino, Jr. was the PEO. The individuals comprising the non-PEO Named Executive Officers ("NEOs") for each year presented are listed below:

2023	2022
Marc J. Gabelli	Marc J. Gabelli
Patrick Huvane	Patrick Huvane
James W. Tivy	Ivan Arteaga
Linda Biles	James W. Tivy
Linda Biles

The list above is as of December 31, 2023, the last day of the 2023 fiscal year. Effective April 16, 2024, Mr. Tivy resigned as Chief Accounting Officer and Christopher Nossokoff, Vice President - Finance, was appointed as principal financial officer.

Summary Compensation Table

The following table sets for the information with respect to compensation earned by the Company's Named Executive Officers for the years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Total ($)
Marc J. Gabelli (2)	2023	20,250	—	15,002	35,252
Co-Chief Executive Officer	2022	13,750	—	—	13,750
Timothy Foufas (3)	2023	96,375	55,000	15,002	166,377
Co-Chief Executive Officer
Patrick Huvane	2023	50,000	—	—	50,000
Executive Vice President - Business Development	2022	50,000	—	—	50,000
James W. Tivy * (4) (5)	2023	—	—	—	—
Chief Financial Officer / Chief Accounting Officer	2022	115,846	25,000	313,800	454,646
Linda Biles *	2023	—	—	—	—
Vice President, Controller	2022	105,024	27,000	—	132,024
Former Executive Officers
Michael J. Ferrantino, Jr. * (6)	2023	28,250	—	15,002	43,252
Former President and Co-Chief Executive Officer	2022	176,538	—	—	176,538
Ivan Arteaga (7)	2022	20,750	—	—	20,750
Former Interim Chief Executive Officer and Chief Financial Officer
*	The above amounts include amounts earned through the Separation date, October 6, 2022. Subsequent to the Separation, consulting services were provided and are covered under the MtronPTI TSA.
(1)

Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with ASC 718. For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note 10 - Stock-Based Compensation to the Consolidated Financial Statements included in LGL Group's Annual Report on Form 10-K for the year ended December 31, 2023.

(2)

Mr. Gabelli did not receive any compensation while serving as an officer of the Company in either 2022 or 2023. As a director, Mr. Gabelli earned $13,750 in fees during 2022 and $35,252 in fees, including $15,002 in restricted stock awards, during 2023.

(3)

Mr. Foufas was appointed Co-Chief Executive Officer on August 11, 2023. Prior to August 11, 2023, Mr. Foufas served only as a director. Prior to his appointment as Co-Chief Executive Officer, Mr. Foufas earned $20,625 in fees as a director.

(4)	Mr. Tivy served as Chief Financial Officer until October 7, 2022 at which time he was appointed Chief Accounting Officer. Effective April 16, 2024, Mr. Tivy resigned as the Company's Chief Accounting Officer.
(5)	On April 30, 2022, the Company awarded Mr. Tivy 30,000 restricted shares of common stock with a grant date fair value of $313,800. On October 7, 2022, these 30,000 unvested restricted shares were canceled as a result of the Separation when MtronPTI was spun off and became a public company.
(6)

Mr. Ferrantino resigned as Co-Chief Executive Officer on August 11, 2023 while maintaining his directorship. As a director, Mr. Ferrantino earned $27,252 in fees, including $15,002 in restricted stock awards, during 2023.

(7)

Mr. Arteaga served as a director from January 2019 to October 2022 and interim Chief Financial Officer from October 2022 to December 2022. As a director, Mr. Arteaga earned $14,500 in fees during 2022.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the information with respect to outstanding equity awards held by our Named Executive Officers as of December 31, 2023:

		Stock Awards (1)
Name	Year Granted	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested (2) ($)
Timothy Foufas	2023	2,874	17,416
Marc J. Gabelli	2023	2,874	17,416
Former Executive Officers
Michael J. Ferrantino, Jr.	2023	2,874	17,416
(1)	There are no LGL Group stock options held by any Named Executive Officers.
(2)	Market value is based on the closing price of our common stock on December 29, 2023 of $6.06 per share.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	—	$—	955,070
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	955,070
(1)

The 2021 Incentive Plan was approved by our stockholders on December 28, 2021. 1,000,000 shares of common stock are authorized for issuance under the 2021 Incentive Plan. As of December 31, 2023, there were 20,118 restricted stock awards outstanding that were issued under the 2021 Incentive Plan.

Pay Versus Performance

This disclosure has been prepared in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K and does not necessarily reflect how the Compensation Committee evaluates compensation decisions when contemplating Company or individual performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section above.

Pay versus Performance Table

The following table sets forth information concerning the compensation of our PEO(s) and NEOs for each of the fiscal years ending December 31, 2023 and 2022:

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2)(4) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2)(4) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5) ($)	Net Income (Loss) ($ in 000s)
2023	209,629	214,343	12,500	13,104	104.91	317
2022	176,538	(19,812)	134,234	71,474	69.20	(2,992)
(1)

The amounts shown for Summary Compensation Table Total for PEO are the amounts of total compensation reported for Mr. Foufas and Mr. Ferrantino for each corresponding year in the "Total" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 19 above.

(2)

The amounts shown for Compensation Actually Paid ("CAP") do not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to the new SEC rules. Additionally, it does not represent amounts that have actually been earned or realized, including with respect to certain equity awards, for which performance conditions for these equity awards have not yet been realized.

(3)

The amounts shown for Average Summary Compensation Table Total for Non-PEO NEOs are the average amounts of total compensation reported for the Non-PEO Named Executive Officers for each corresponding year in the "Total" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 19 above.

(4)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the "Stock Awards" column of the Summary Compensation Table. Refer to the Summary Compensation Table on page 19 above.

PEO	Summary Compensation Table Total ($)	Exclusion of Stock Awards ($)	Inclusion of Equity Values ($)	Compensation Actually Paid ($)
2023	209,629	(30,004)	34,718	214,343
2022	176,538	—	(196,350)	(19,812)

NEOs	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Inclusion of Equity Values for Non-PEO NEOs ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2023	12,500	(3,751)	4,354	13,104
2022	134,234	(62,760)	—	71,474

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
PEO	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year ($)	Total - Inclusion of Equity Values ($)
2023	17,359	—	—	—	—	17,359
2022	—	—	—	(13,350)	(183,000)	(196,350)

NEOs	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	—	—	—	—	—	—
2022	—	—	—	—	—	—

(5)

The amounts shown for Value of Initial Fixed $100 Investment Based on Total Shareholder Return ("TSR") was set on December 31, 2020 and was adjusted for the impact of the spin-off of M-tron Industries, Inc. using the example allocation from the IRS Form 8937 which is posted on the Company's website.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

In accordance with SEC rules, the following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company's Net Income during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid versus The LGL Group, Inc. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return

In accordance with SEC rules, the following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company's cumulative TSR during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid versus The LGL Group, Inc. Total Shareholder Return

All information provided herein under the heading Pay Versus Performance will not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language included in any such filing, except to the extent we specifically incorporate such information by reference.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on that review and discussion, the Compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Manjit Kalha, Chair
Kaan Aslansan
Darlene DeRemer
Herve Francois

AUDIT-RELATED MATTERS

Proposal 3	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has sole authority to retain, with stockholder ratification, the Company's independent registered public accounting firm. The Audit Committee oversees the firm's work with respect to the annual audit of the Company's consolidated financial statements and approves all audit engagement fees and terms.

The Audit Committee has appointed PKF O'Connor Davies, LLP ("PKF") to audit the Company's consolidated financial statements for the year ending December 31, 2024 and to render other professional services as required. PKF has served as the Company's independent registered public accounting firm since 2023. The Audit Committee and the Board of Directors believe that continued retention of PKF as the independent registered public accounting firm is in the best interests of the Company and its stockholders. As such, the Audit Committee is submitting the appointment of PKF to stockholders for ratification. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent public accounting firm.

Representatives of PKF are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

RSM US LLP ("RSM") served as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Board Recommendation	✔	The Board of Directors unanimously recommends that our stockholders vote FOR ratification of the appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees billed by the Company's independent registered public accounting firms, PKF and RSM, for audit services related to the most recent two fiscal years, and for other professional services incurred in the most recent two fiscal years, were as follows:

	2023
	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees	All Other Fees	Total
PKF O'Connor Davies, LLP	$86,750	$—	$—	$—	$86,750
RSM US LLP	162,750	—	—	—	162,750
Total	$249,500	$—	$—	$—	$249,500

	2022
	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees	All Other Fees	Total
PKF O'Connor Davies, LLP	$—	$—	$—	$—	$—
RSM US LLP	285,000	258,850	—	—	543,850
Total	$285,000	$258,850	$—	$—	$543,850
(1)

Audit Fees. Audit fees consisted of fees for the audit of LGL Group's financial statements in the Company's annual report on Form 10-K and reviews of the Company's financial statements in the Company's quarterly reports on Form 10-Q.

(2)

Audited-Related Fees. Audit-related fees include assurance and related services that are traditionally performed by independent accountants. During 2022, RSM rendered audit-related services totaling $258,850 in connection with the Separation, including the stand-alone audits for 2019 and 2020, quarterly reviews for the first and second quarters of 2021 and 2022, multiple Form 10 filings, and the Company’s Proxy Statement on Schedule 14A related to obtaining stockholder approval for the Separation.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company's independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence. For the years ended December 31, 2023 and 2022, all such services performed by, and fees paid to, PKF and RSM were approved in advance.

Change of Independent Registered Public Accounting Firm

As previously reported on the Company’s Current Report on Form 8-K, dated May 2, 2023, on April 26, 2023, the Audit Committee dismissed RSM as the Company’s independent registered public accounting firm, effective immediately in anticipation of the appointment of PKF as the Company’s new independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm from RSM to PKF was unanimously approved by the Audit Committee. PKF was appointed as the Company’s new independent registered public accounting firm effective as of April 26, 2023.

The reports of RSM on the consolidated financial statements of the Company for the fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and December 31, 2021, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through April 26, 2023, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

Report of the Audit Committee

The Audit Committee has:

•	Reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2023 with both management and PKF O'Connor Davies, LLP;
•	Discussed with PKF O'Connor Davies, LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") and the SEC;
•

Received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants' communications concerning independence, and has discussed with the independent accountant the independent accountant's independence; and

•

Based on the review and discussions above, recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Members of the Audit Committee:

Manjit Kalha, Chair
Kaan Aslansan
Darlene DeRemer
Herve Francois

STOCKHOLDER PROPOSALS

Stockholder Proposals to be Included in the Proxy Statement

To submit a shareholder proposal to be considered for inclusion in LGL Group's Proxy Statement and form of proxy for the 2025 Annual Meeting of Stockholders ("2025 Annual Meeting") under SEC Rule 14a-8, you must send the proposal to our Corporate Secretary by mail (see page 33 for contact information). The Corporate Secretary must receive the proposal in writing by June 9, 2025.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s Proxy Statement, then the Company’s appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2025 Annual Meeting, if we do not have notice of a stockholder proposal on or before August 23, 2025, we will be permitted to use our discretionary voting authority as outlined above.

Stockholder Proposals Introduced at the 2025 Annual Meeting

To introduce a proposal for vote at the 2025 Annual Meeting (other than a stockholder proposal included in the Proxy Statement under SEC Rule 14a-8), LGL Group's By-Laws require that the stockholder's written notice has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices (see page 33 for contact information) not later than the close of business on the 90th day, which is September 30, 2024, nor earlier than the close of business on the 120th day, which is August 22, 2025, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Director Nominations at the 2025 Annual Meeting

Our By-Laws establish procedures for stockholder nominations for elections of directors at the 2025 Annual Meeting. Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, which is September 30, 2024, nor earlier than the close of business on the 120th day, which is August 22, 2025, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. The Board or chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date. For the 2025 Annual Meeting, that deadline is September 21, 2025.

ADDITIONAL INFORMATION

Transactions with Related Persons, Promoters and Certain Control Persons

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee and/or Investment Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties. Such policy and procedures are set forth in a resolution of the Board.

Investment Activity with GAMCO Investors, Inc.

Certain cash equivalents and marketable securities held and invested in various mutual funds are managed or advised by GAMCO Investors, Inc. or one of its subsidiaries (collectively, "GAMCO" or the "Fund Manager"), which is related to the Company through certain of our stockholders. As of December 31, 2023 and 2022, the balance managed by the Fund Manager totaled $32.6  million and $26.8 million, respectively. Fund management fees earned by the Fund Manager are anticipated to be approximately 17 bps of the asset balances under management on an annual basis. The brokerage and fund transactions in 2023 and 2022 were directed solely at the discretion of the Investment Committee and management.

Transactions with M-tron Industries, Inc.

Transitional Administrative and Management Services Agreement

LGL Group and MtronPTI entered into an Amended and Restated Transitional Administrative and Management Services Agreement ("MtronPTI TSA"), which sets out the terms for services to be provided between the two companies post-separation. The current terms result in a net monthly payment of $4,000 per month to MtronPTI.

Tax Indemnity and Sharing Agreement

LGL Group and MtronPTI entered into a Tax Indemnity and Sharing Agreement ("MtronPTI Tax Agreement"), which sets out the terms for which party would be responsible for taxes imposed on the Company if the Distribution, together with certain related transactions, were to fail to qualify as a tax-free transaction under Internal Revenue Code ("IRC") Sections 355 and 368(a)(1)(D) if such failure were the result of actions taken after the Distribution by the Company or MtronPTI.

OWNERSHIP oF CERTAIN BENEFICIAL OWNERS and MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on September 30, 2024, by:
•	Each person who is known to us to beneficially own more than 5% of our common stock;
•	Each of our directors, nominees and Named Executive Officers; and
•	All of our directors and executive officers, as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in the footnotes below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Except as otherwise set forth below, the address of each of the persons listed below is: The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares		%
5% Stockholders:
Mario J. Gabelli	1,042,612	(2)	19.4
Bard Associates, Inc.	528,506	(3)	9.8
Directors and Named Executive Officers:
Marc J. Gabelli	847,757	(4)	15.8
Timothy Foufas	41,416		*
Michael J. Ferrantino, Jr.	29,595		*
Manjit Kalha	27,625		*
Linda Biles	8,820		*
James W. Tivy (5)	3,000		*
Kaan Aslansan	2,874		*
Darlene DeRemer	2,874		*
Herve Francois	2,874		*
Patrick Huvane	—		*
All executive officers and directors as a group (10 persons)	966,835		18.0
*	Less than 1% of outstanding shares.
(1)

The applicable percentage of ownership for each beneficial owner is based on 5,373,055 shares of common stock outstanding as of September 30, 2024. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)

Includes (i) 500,675 shares of common stock owned directly by Mario J. Gabelli; and (ii) 476,937 shares owned by GGCP, Inc., of which Mario J. Gabelli is the chief executive officer, a director and controlling shareholder. Mario J. Gabelli disclaims beneficial ownership of the shares owned by MJG-IV Limited Partnership, and GGCP, Inc, except to the extent of his pecuniary interest therein. Mario J. Gabelli's business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430. This disclosure is based solely on information in a Form 4 filed by Mario J. Gabelli with the SEC on November 18, 2020.

(3)

Based on information disclosed in a Schedule 13G/A filed with the SEC on May 1, 2024, by Bard Associates, Inc. ("Bard") reporting beneficial ownership as of December 31, 2023. Item 4 to this Schedule 13G/A provides details as to the voting and investment power of Bard as well as the right to acquire LGL common stock within 60 days. All information provided with respect to this entity is based solely on information set forth in the Schedule 13G/A. LGL Group takes no responsibility therefore and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date. Bard's business address is 135 South LaSalle Street, Suite 3700, Chicago, Illinois 60603.

(4)

Includes (i) 83,454 shares of common stock owned directly by Marc J. Gabelli; and (ii) 764,303 shares held by Venator Merchant Fund, L.P. ("Venator Fund"). Venator Global, LLC ("Venator Global"), which is the sole general partner of Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.

(5)	Effective April 16, 2024, Mr. Tivy resigned as Chief Accounting Officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our equity securities registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the reports filed during 2023 and/or written representations from the reporting persons, we believe that, during our fiscal year ended December 31, 2023, all required Section 16(a) filings were timely and correctly made by reporting persons for 2023.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on September 30, 2024, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting.

This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question "How do I vote?"

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief executive officer or our chief financial officer to vote your shares of common stock at the Annual Meeting as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the live webcast of the Annual Meeting.

Q:	Who is paying for this proxy solicitation?

A:

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, proxy statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	What information is contained in this Proxy Statement?

A:

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What is householding?

A:

We have adopted a procedure permitted by SEC rules that is commonly referred to as "householding." Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be "householding" our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

(407) 298-2000

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may write to us at the following address to request an additional copy of these materials:
The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our 2023 Annual Report on our website at www.lglgroup.com/proxy.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record." If you are a stockholder of record, this Proxy Statement, our 2023 Annual Report and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. If you own shares held in street name, this Proxy Statement and our 2023 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:
•	To elect seven directors to serve until the 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting") and until their successors are duly elected and qualified;
•	To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;
•	To ratify the appointment of PKF O'Connor Davies, LLP ("PKF") as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote "FOR" the election of each of its nominees for directors; "FOR" the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers; and "FOR" the ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Q:	How do I vote?

A:	You may vote using any of the following methods:
•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•

By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet at www.proxyvote.com.

•	Attending the Annual Meeting. All stockholders of record may vote by attending the Annual Meeting.

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. To participate in the annual meeting, you will need the 16‐digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	Sending a written notice of revocation to our Corporate Secretary;
•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	Attending the Annual Meeting and voting.

Q:	What if I return a signed proxy card, but do not indicate a vote for some of the matters listed on the proxy card?

A:

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: "FOR" the election of each of its nominees for directors; "FOR" the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers; and "FOR" the ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Q:	Can my broker vote my shares for me without my instructions?

A:

Brokers may not use discretionary authority to vote shares on the election of directors or the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers; however, if they have not received instructions from their clients, they may vote either for or against the ratification of auditors. Please provide voting instructions on these proposals to your broker so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors and the approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers. If your broker is not able to vote your shares, they will constitute "broker non-votes," which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:

In the election of directors, each director receiving a plurality of the affirmative ("FOR") votes cast will be elected. You may withhold votes from any or all nominees. All other proposals require the affirmative ("FOR") votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the votes on these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal. Thus, the "broker non-vote" will have no effect on any matter being voted on at this Annual Meeting, assuming that a quorum is present.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold. As of September 30, 2024, the record date, there were 5,373,055 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Tim Foufas and Christopher Nossokoff, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

There must be a quorum present in order for the businesses to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 2,686,528 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:	The Annual Meeting will be held at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, on Wednesday, November 20, 2024, at 10:00 a.m. ET.

Q:	What is the deadline for voting my shares?

A:

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q:	How are votes counted?

A:

For the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN". If you elect to "ABSTAIN," the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote on the matter.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the "SEC") within four business days after the Annual Meeting.

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any stockholder who requests it and is also available on the Company’s website at www.lglgroup.com/corporate-governance:
•	Certificate of Incorporation of The LGL Group, Inc.
•	The LGL Group, Inc. By-Laws, as amended
•	The charters of the following committees of the Board: the Audit Committee, the Compensation Committee and the Nominating Committee
•	Corporate Governance Guidelines
•	Our Business Conduct Policy
•	Our Human Trafficking Policy

Q:	How may I obtain the Company’s 2023 Form 10-K and other financial information?

A:	A copy of our 2023 Form 10-K is enclosed with this Proxy Statement. Stockholders may request another free copy of our 2023 Form 10-K and other financial information by contacting us at:
The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2023 Form 10-K at www.lglgroup.com/proxy.

We will also furnish any exhibit to our 2023 Form 10-K if specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC's website, www.sec.gov, and on our website at www.lglgroup.com/sec-filings.

Q:	What if I have questions for the Company’s transfer agent?

A:

Please contact our transfer agent, Computershare Trust Company, N.A., at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Regular delivery:	P.O. Box 43078 Providence, RI 02940-3078
Overnight:	150 Royall Street, Suite 101 Canton, MA 02021

Toll Free Number:	(877) 868-8027
TDD Hearing Impaired:	(800) 952-9245
Foreign Stockholders:	(201) 680-6578
TDD Foreign Stockholders:	(781) 575-4592

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

THE LGL GROUP, INC.
2525 SHADER ROAD
ORLANDO, FL 32804

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57653-P18566 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE LGL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kaan Aslansan
02) Darlene DeRemer
03) Michael J. Ferrantino, Jr.
04) Timothy Foufas
05) Herve Francois
06) Marc J. Gabelli
07) Manjit Kalha

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V57654-P18566

THE LGL GROUP, INC.
Annual Meeting of Stockholders
November 20, 2024 at 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Timothy Foufas and Christopher Nossokoff, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THE LGL GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on November 20, 2024, at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, and any adjournment or postponement thereof.

Shares represented by this Proxy will be voted in accordance with the instructions provided by the stockholder. If no such instructions are provided, the Proxies will have authority to vote "FOR" all Director Nominees and "FOR" Proposals 2 and 3 and otherwise as determined in their discretion. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side

The LGL Group, Inc.

www.lglgroup.inc